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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 14, 2002

                                RAYTHEON COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)


                1-13699                         95-1778500
          (Commission File Number) (IRS Employer Identification Number)

                                141 Spring Street
                         Lexington, Massachusetts 02421
               (Address of principal executive offices (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600


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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1 Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings dated August 9, 2002.

              99.2 Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings dated August 14, 2002.

Item 9.      Regulation FD Disclosure

             On August 14, 2002, Daniel P. Burnham, Chairman and Chief Executive Officer of Raytheon Company, and Franklyn A. Caine, Senior Vice President and Chief Financial Officer of Raytheon Company, each submitted to the SEC sworn statements required by Securities and Exchange Commission Order No. 4-460. The two statements are furnished as Exhibits 99.1 and 99.2, respectively.





                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 14, 2002


                                             RAYTHEON COMPANY

                                            By: /s/ Neal E. Minahan
                                                    Neal E. Minahan
                                                    Sr. Vice President and
                                                    General Counsel